UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

November 2, 2020
(Date of earliest event reported)
LABORATORY CORPORATION OF AMERICA HOLDINGS
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11353	13-3757370
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street
Burlington,	North Carolina	27215
(Address of principal executive offices)		(Zip Code)
(Registrant’s telephone number including area code) 336-229-1127
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act.
Title of Each Class            Trading Symbol            Name of exchange on which registered
Common Stock , $0.10 par value        LH                New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K, dated November 2, 2020, that was filed with the Securities and Exchange Commission (the “SEC”) on November 5, 2020 (the “Initial Form 8-K”) by Laboratory Corporation of America Holdings (the “Company”) concerning the decision of the Audit Committee of the Board of Directors (the “Board”) of the Company to engage Deloitte & Touche LLP (“Deloitte”) as the Company’s new independent registered public accounting firm to audit the Company’s consolidated financial statements for its fiscal year ending December 31, 2021 (the “2021 Audit”) following the completion of the audit of the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2020 by PricewaterhouseCoopers LLP (“PwC”) and the issuance of PwC’s reports thereon (the “2020 Audit”).

Item 4.01	Changes in Registrant's Certifying Accountant
As previously reported in the Initial Form 8-K, on November 2, 2020, the Audit Committee selected Deloitte as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021. PwC continued as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. On February 25, 2021, when the Company filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 with the SEC, PwC completed its audit of the Company’s consolidated financial statements for such fiscal year, and the Company’s retention of PwC as its independent registered public accounting firm with respect to the audit of the Company’s consolidated financial statements terminated as of that date.

PwC’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2020 (“fiscal 2020”) and December 31, 2019 (“fiscal 2019”) did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During fiscal 2020 and fiscal 2019, and in the subsequent interim period through February 25, 2021, the effective date of PwC’s dismissal, (i) there were no disagreements with PwC (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in its reports; and (ii) there were no “reportable events” (as defined by Item 304(a)(1)(v) of Regulation S-K).

The Company provided PwC with a copy of the foregoing disclosures and requested that PwC provide a letter addressed to the SEC stating whether it agrees with such disclosures. A copy of PwC’s letter dated March 3, 2021 is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

During fiscal 2020 and fiscal 2019, and in the subsequent interim period through February 25, 2021, neither the Company nor anyone on its behalf consulted Deloitte regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter of PricewaterhouseCoopers LLP, dated March 3, 2021
104	Cover Page Interactive Data File (embedded within the XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABORATORY CORPORATION OF AMERICA HOLDINGS
Registrant

By:	/s/ SANDRA VAN DER VAART
Sandra van der Vaart
Executive Vice President, Chief Legal Officer and Corporate Secretary

March 3, 2021